UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in Charter)

Delaware	001-35262	16-1731691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Bryan Street, Suite 3700 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 750-1771

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

Contribution Agreement

On December 23, 2013, Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), Eagle Rock Energy Partners, L.P., a Delaware limited partnership (“Eagle Rock”), and Regal Midstream LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Regency Sub”), entered into a Contribution Agreement (the “Contribution Agreement”), pursuant to which Eagle Rock has agreed to contribute to Regency Sub (the “Contribution”) all of the issued and outstanding membership interests in (i) Eagle Rock Marketing, LLC, a Delaware limited liability company, (ii) Eagle Rock Pipeline GP, LLC, a Delaware limited liability company, (iii) Eagle Rock Gas Services, LLC, a Delaware limited liability company, (iv) Eagle Rock Pipeline, L.P., a Delaware limited partnership and (v) EROC Midstream Energy, L.P., a Delaware limited partnership (collectively, the “Subject Interests”). The assets held and operated by the Subject Interests collectively comprise Eagle Rock’s midstream business (the “Midstream Business”).

The contribution consideration to be paid by the Partnership in exchange for the Contribution is valued at approximately $1.3 billion and will consist of (1) the issuance of a number of common units of the Partnership (the “Common Units”) to Eagle Rock having a value equal to approximately $200 million, (2) the assumption of up to $550 million of outstanding 8 3⁄8% senior notes due 2019 of Eagle Rock (“Eagle Rock’s Senior Notes”) and resulting exchange (the “Exchange Offer”) for up to $550 million of outstanding senior unsecured notes of the Partnership (the “Partnership Senior Notes”), and (3) a cash payment to Eagle Rock equal to the remainder of the purchase price. If less than $550 million of Eagle Rock’s Senior Notes are tendered for exchange, then the Partnership has agreed to pay Eagle Rock an amount equal to 1.1x the principal amount of Eagle Rock’s Senior Notes not tendered for exchange. Any Eagle Rock Senior Notes not tendered for Partnership Senior Notes will remain as an obligation of Eagle Rock upon consummation of the Contribution. The cash portion of the purchase price is intended to be financed by the Partnership through an issuance of Common Units equal to approximately $400 million to Energy Transfer Equity, L.P. (“ETE”) and borrowings under the Partnership’s revolving credit facility. ETE owns Regency GP LP, the general partner of the Partnership (the “General Partner”), and as a result controls the Partnership. The contribution consideration is subject to customary post-closing adjustments.

The Contribution Agreement contains representations, warranties, covenants and indemnification provisions that are typical for transactions of this nature. Completion of the transactions contemplated by the Contribution Agreement are subject to customary closing conditions, including (1) receipt of antitrust clearance, (2) receipt of the approval of the unitholders of Eagle Rock and (3) that all conditions to the consummation of the Exchange Offer have been satisfied.

At the closing of the transactions contemplated by the Contribution Agreement, the parties will enter into, among others, the following ancillary agreements (the copies or terms of which are attached as exhibits to the Contribution Agreement):

•	A registration rights agreement between the Partnership and Eagle Rock. Under the registration rights agreement, the Partnership will grant to Eagle Rock certain registration rights, including rights to cause the Partnership to file with the Securities and Exchange Commission (“SEC”) a shelf registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to resales of the Partnership Common Units to be acquired by Eagle Rock under the Contribution Agreement. It will also contain customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

•	The Partnership and Eagle Rock will enter into a Transition Services Agreement which will provide certain administrative and information technology services to the Partnership in connection with the Midstream Business for a term up to six months. The fees paid to Eagle Rock by the Partnership will be Eagle Rock’s actual cost of providing such services, including overhead.

The Contribution Agreement contains certain termination rights for both the Partnership and Eagle Rock. The Contribution Agreement further provides that, upon termination of the Contribution Agreement, under certain circumstances, Eagle Rock may be required to pay the Partnership a termination fee equal to $42.2 million.

The foregoing summaries of the Contribution Agreement and the other agreements described above do not purport to be complete, and are qualified in their entirety by reference to the full text of the definitive Contribution Agreement and the exhibits thereto, all of which are filed as Exhibit 2.1 hereto and incorporated herein by reference.

Voting and Support Agreement

As contemplated by the Contribution Agreement, the Partnership entered into a Voting and Support Agreement (the “Voting Agreement”) with Natural Gas Partners VIII, L.P., a Delaware limited partnership and holder of Eagle Rock common units (“NGP VIII”), and certain other NGP Parties (as defined in the Voting Agreement) on December 23, 2013. Pursuant to the Voting Agreement, NGP VIII and certain other NGP Parties (as defined in the Voting Agreement) agreed to vote their respective Eagle Rock common units in favor of the approval and adoption of the Contribution Agreement and the consummation of the transactions contemplated thereby.

The Voting Agreement terminates upon the earliest to occur of (a) the termination of the Contribution Agreement, (b) a Change in Recommendation (as defined in the Contribution Agreement), (c) the closing of the transactions contemplated by the Contribution Agreement, (d) on July 31, 2014 or (e) certain waivers, amendments or modifications of the Contribution Agreement.

The foregoing summary of the Voting Agreement is not a complete description of the terms of the Voting Agreement and is qualified in its entirety by reference to the full text of the Voting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 23, 2013, the Partnership issued a press release announcing its entry into the Contribution Agreement, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

In connection with the announcement of the transactions contemplated by the Contribution Agreement, the Partnership held a teleconference at 10:00 a.m., Central time, on December 23, 2013. A live webcast of the call can be accessed on the investor relations page of the Partnership’s website at www.regencyenergy.com. A replay and transcript of the broadcast will also be available on the Partnership’s website. A copy of the slides to be presented by the Partnership at the teleconference and webcast is filed as Exhibit 99.2 to this report and is incorporated herein by reference. The presentation slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein.

A copy of each of the press release and the presentation to be presented at the teleconference and webcast is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section. Neither the information contained in this Section 7.01 nor the information in the press release or the presentation shall be deemed to be incorporated by reference into the filings of the Partnership under the Securities Act, except as set forth with respect thereto in any such filing.

Item 8.01	Other Events.

To the extent required, the information included in Item 7.01 of this Form 8-K is incorporated into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description

Exhibit 2.1*	Contribution Agreement, dated as of December 23, 2013, by and among Regency Energy Partners LP, Regal Midstream LLC, and Eagle Rock Energy Partners, L.P., together with related Form of Assignment of Assumption Agreement, Form of Registration Rights Agreement, Form of Opinion of Counsel of the Partnership, Transition Services Term Sheet, Form of Escrow Agreement, Form of Debt Assumption Agreement and Terms of Exchange Notes.

Exhibit 10.1	Voting and Support Agreement, entered into as of December 23, 2013, by and among Natural Gas Partners VIII, L.P. and Regency Energy Partners LP.

Exhibit 99.1	Regency Energy Partners LP Press Release dated December 23, 2013.

Exhibit 99.2	Regency Energy Partners LP presentation to investors dated December 23, 2013.

*	The registrant has omitted the schedules to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant shall supplementary furnish a copy of the omitted schedules to the Securities and Exchange Commission upon request.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION CAREFULLY WHEN THEY ARE AVAILABLE. These documents (when they become available), and any other documents filed by Eagle Rock or the Partnership with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement/prospectus (when available) from Eagle Rock by contacting Investor Relations Department, Eagle Rock Energy, L.P., 1415 Louisiana Street, Suite 2700, Houston, TX 77002, telephone number (281) 408-1200.

PARTICIPANTS IN THE SOLICITATION

The Partnership and Eagle Rock, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Contribution Agreement. Information regarding the directors and executive officers of Regency GP LLC, the general partner of the Partnership’s general partner, is contained in the Partnership’s Form 10-K for the year ended December 31, 2012, which has been filed with the SEC. Information regarding Eagle Rock’s directors and executive officers is contained in Eagle Rock’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 4, 2013, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between the Partnership and Eagle Rock, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about the Partnership’s or Eagle Rock’s management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.

The Partnership and Eagle Rock cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of the Partnership to successfully integrate Eagle Rock’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the combined company as well as for producers connected to the combined company’s system and its customers, the level of creditworthiness of, and performance by counterparties and customers, the ability to access capital to fund organic growth projects and acquisitions, including significant acquisitions, and the ability to obtain debt and equity financing on satisfactory terms, the use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time, changes in commodity prices, interest rates, and demand for the combined company’s services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, acts of terrorism and war, industry changes including the impact of consolidations and changes in competition, the ability to obtain required approvals for construction or modernization of facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks and uncertainties are discussed in more detail in filings made by the Partnership and Eagle Rock with the Securities and Exchange Commission, which are available to the public. The Partnership and Eagle Rock undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: December 23, 2013	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1*	Contribution Agreement dated as of December 23, 2013, by and among Regency Energy Partners LP, Regal Midstream LLC, and Eagle Rock Energy Partners, L.P., together with related Form of Assignment of Assumption Agreement, Form of Registration Rights Agreement, Form of Opinion of Counsel of the Partnership, Transition Services Term Sheet, Form of Escrow Agreement, Form of Debt Assumption Agreement and Terms of Exchange Notes.

Exhibit 10.1	Voting and Support Agreement, entered into as of December 23, 2013, by and among Natural Gas Partners VIII, L.P. and Regency Energy Partners LP.

Exhibit 99.1	Regency Energy Partners LP Press Release dated December 23, 2013.

Exhibit 99.2	Regency Energy Partners LP presentation to investors dated December 23, 2013.

*	The registrant has omitted the schedules to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant shall supplementary furnish a copy of the omitted schedules to the Securities and Exchange Commission upon request.